EXHIBIT 10.1.3

                           FORM OF SECOND AMENDMENT

          SECOND AMENDMENT, dated as of December 14, 1999 (this "Amendment"), to
                                                                 ---------
the Credit and Guarantee Agreement, dated as of July 28, 1999 (as amended by the First Amendment, dated as of November 4, 1999, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"),
                                                           ----------------
among SMTC Corporation ("Holdings"), HTM Holdings, Inc. (the "U.S. Borrower"),
                         --------                        ------------------
SMTC Manufacturing Corporation of Canada (the "Canadian Borrower"; together with
                                               -----------------
the U.S. Borrower, the "Borrowers"), the several banks and other financial
                        ---------
institutions or entities from time to time parties hereto (the "Lenders"),
                                                                -------
Lehman Brothers Inc., as advisor, lead arranger and book manager (in such capacity, the "Arranger"), The Bank of Nova Scotia, as syndication agent (in
               --------
such capacity, the "Syndication Agent"), Lehman Commercial Paper Inc., as
                    -----------------
general administrative agent (in such capacity, the "General Administrative
                                                     ----------------------
Agent"), The Bank of Nova Scotia, as Canadian administrative agent (in such
-----
capacity, the "Canadian Administrative Agent"), The Bank of Nova Scotia, as
               -----------------------------
collateral monitoring agent (in such capacity, the "Collateral Monitoring
                                                    ---------------------
Agent"), and General Electric Capital Corporation, as documentation agent (in
-----
such capacity, the "Documentation Agent").
                    -------------------

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrowers; and

          WHEREAS, Holdings and the Borrowers have requested that the Lenders amend, and the Required Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  (a)  As used herein, terms defined in this
               -------------
Amendment or in the Credit Agreement are used herein as so defined.

          (a) The definition of the term "Canadian Revolving Credit Commitment" is hereby amended by deleting the amount "$15,000,000" contained therein and substituting "$7,500,000" in lieu thereof.

          (b) The definition of the term "U.S. Revolving Credit Commitment" is hereby amended by deleting the amount "$45,000,000" contained therein and substituting "$52,500,000" in lieu thereof.

          2.   Effectiveness.  The Amendment shall become effective on the date
               -------------
(the "Effective Date") of satisfaction of the following conditions precedent:
      --------------
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          (a)  The General Administrative Agent shall have received (i)
     counterparts of this Amendment, duly executed and delivered by Holdings, the Borrowers, each U.S. Revolving Credit Lender having its U.S. Revolving Credit Commitment increased by this Amendment and the Required Lenders and
     (ii) a Lender Addendum duly executed by each U.S. Revolving Credit Lender having its U.S. Revolving Credit Commitment increased or decreased by this Amendment.

          (b) The General Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the General Administrative Agent, of the boards of directors of Holdings and each of the Borrowers authorizing the execution, delivery and performance of this Amendment and, in the case of the U.S. Borrower, the borrowings under the increased U.S. Revolving Credit Commitment, in each case, certified by a Responsible Officer thereof as of the date hereof, which certificate shall be in form and substance satisfactory to the General Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (c) The General Administrative Agent shall have received, dated the Effective Date and addressed to the General Administrative Agent and the Lenders, an opinion of Ropes & Gray in form and substance satisfactory to the General Administrative Agent.

          (d) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to the General Administrative Agent.

          3.   Representations and Warranties.  After giving effect to the
               ------------------------------
amendments contained herein, on the Effective Date, Holdings and each of the Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement; provided that each
                                                           --------
reference in such Section 8 to "this Agreement" shall be deemed to be a reference both to this Amendment and to the Credit Agreement as amended by this Amendment.

          4.   Continuing Effect; No Other Amendments.  Except as expressly
               --------------------------------------
amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

          5.   No Default.  No Default or Event of Default shall have occurred
               ----------
and be continuing as of the Effective Date after giving effect to this Amendment.

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          6.   Counterparts.  This Amendment may be executed in any number of
               ------------
counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          7.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              SMTC CORPORATION


                              By: ___________________________
                                  Name:
                                  Title:

                              HTM HOLDINGS, INC.


                              By: ___________________________
                                  Name:
                                  Title:

                              SMTC MANUFACTURING CORPORATION OF
                              CANADA


                              By: ___________________________
                                  Name:
                                  Title:


                              LEHMAN COMMERCIAL PAPER INC., as
                                General Administrative Agent and as a Lender


                              By: ____________________________
                                  Name:
                                  Title:

                              THE BANK OF NOVA SCOTIA, as Canadian
                                Administrative Agent and Collateral Monitoring Agent


                              By:
                                 ----------------------------
                                  Name:
                                  Title:


                              THE BANK OF NOVA SCOTIA, as Syndication
                                Agent and as a Lender


                              By:
                                 ----------------------------
                                  Name:
                                  Title:

GENERAL ELECTRIC CAPITAL
  CORPORATION, as Documentation Agent and as a Lender


By: ----------------------------
    Name:
    Title:

                              COMERICA BANK, as Lender


                              By:
                                 ----------------------------
                                  Name:
                                  Title:


                              COMERICA BANK - CANADA, as a Lender


                              By:
                                 -----------------------------
                                  Name:
                                  Title:

IBM FINANCING, A DIVISION OF IBM
CANADA, LTD.


By:
   --------------------------
   Name:
   Title:


IBM CREDIT CORPORATION


By:
   --------------------------
   Name:
   Title:

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                              BANKERS TRUST COMPANY


                              By:
                                 ---------------------------
                                  Name:
                                  Title:

MONUMENT CAPITAL LTD.

By:  Alliance Capital Management L.P., as
Investment Manager

By:  Alliance Capital Management Corporation, as
General Partner


By:
    ------------------------------
    Name:
    Title:

                              SYNDICATED LOAN FUNDING TRUST

                              By: Lehman Commercial Paper Inc., not in its individual capacity but solely as Asset Manager


                              By:
                                 -------------------------------
                                 Name:
                                 Title:

AMMC CDO I, LIMITED


By: _____________________________
    Name:
    Title:

                              CHASE SECURITIES INC., as administrative
                                agent of The Chase Manhattan Bank


                              By:
                                 --------------------------------
                                 Name:
                                 Title: